Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln Life & Annuity Flexible Premium Variable Life Account Y

Supplement dated December 4, 2009

To the Product Prospectuses for:

American Legacy VULCV-III

American Legacy VULDB-II

Lincoln VULCV-II Elite Series

Lincoln VUL Flex Elite Series

Lincoln VULCV-III

Lincoln VULDB

Lincoln VULDB Elite Series

Lincoln VULDB-II

This supplement outlines certain changes to the last variable universal life product prospectus you received.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

The following language is added as a new first sentence to the Change of Insured Rider located under the “RIDERS” section of your prospectus:

As of December 4, 2009, this rider can no longer be added to your policy.  If this rider is already attached to your policy, you will continue to have the option of electing it, subject to rider requirements.